Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Document And Entity Information [Abstract]
Statement of IFRS compliance [text block]

All standards and interpretations issued by the International Accounting Standards Board (IASB) and the IFRS Interpretations Committee effective 2018 have been endorsed by the EU; consequently, the accounting policies applied by Philips also comply with IFRS as issued by the IASB. These accounting policies have been applied by group entities.

Description of presentation currency	The Consolidated financial statements are presented in euros, which is the presentation currency. Due to rounding, amounts may not add up precisely to the totals provided.
Disclosure of accounting judgements and estimates [text block]
Use of estimates

The preparation of the Consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. These estimates inherently contain a degree of uncertainty. Actual results may differ from these estimates under different assumptions or conditions.

In the process of applying the accounting policies, management has made estimates and assumptions concerning the future and other key sources of estimation uncertainty at the reporting date that have a significant risk of causing a material adjustment to the reported amounts of assets and liabilities within the next financial year, as well as to the disclosure of contingent liabilities at the date of the Consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. The company evaluates these estimates and judgments on an ongoing basis and bases the estimates on historical experience, current and expected future outcomes, third-party evaluations and various other assumptions that Philips believes are reasonable under the circumstances. Existing circumstances and assumptions about future developments may change due to circumstances beyond the company’s control and are reflected in the assumptions if and when they occur. The results of these estimates form the basis for making judgments about the carrying value of assets and liabilities as well as identifying and assessing the accounting treatment with respect to commitments and contingencies. The company revises material estimates if changes occur in the circumstances or if there is new information or experience on which an estimate was or can be based.

The areas where the most significant judgments and estimates are made are goodwill, deferred tax asset recoverability, impairments, classification and measurement of financial instruments, the accounting for an arrangement containing a lease, revenue recognition, tax risks and other contingencies, assessment of control, classification of assets and liabilities held for sale and the presentation of items of profit and loss and cash flows as continuing or discontinued, as well as when determining the fair values of acquired identifiable intangible assets, contingent considerations and investments based on an assessment of future cash flows (e.g. earn out arrangements as part of acquisitions). For further discussion of these significant judgements and estimates, reference is made to the respective accounting policies and notes within these Consolidated financial statements that relate to the above topics.

Further judgment is applied when analyzing impairments of goodwill and intangible assets not yet ready for use that are performed annually and whenever a triggering event has occurred to determine whether the carrying value exceeds the recoverable amount. These analyses are generally based on estimates of discounted future cash flows. Furthermore, the company applies judgment when actuarial assumptions are established to anticipate future events that are used in calculating post-employment benefit expenses and liabilities. These factors include assumptions with respect to interest rates, rates of increase in healthcare costs, rates of future compensation increases, turnover rates and life expectancy.

Correction of errors in accounting for Earnings Per Share

During 2018, Philips determined that the basic and diluted earnings per common share amounts for income from continuing operations attributable to shareholders, presented in the 2017 consolidated financial statements of the Group, were understated for both 2017 and 2016. The understatement was a result of an error, solely impacting certain EPS calculations and disclosures, in the allocation of income attributable to non-controlling interests, between continuing and discontinued operations. The correction of this error resulted in basic earnings per common share for income from continuing operations attributable to shareholders for 2017, being restated upwards from EUR 0.88 to EUR 1.10 (2016: EUR 0.86 to EUR 0.90). Similarly, diluted earnings per common share for income from continuing operations attributable to shareholders for 2017 was restated upwards from EUR 0.86 to EUR 1.08 (2016: EUR 0.85 to EUR 0.89). Basic and diluted earnings per common share for income from discontinued operations has been restated downwards in an equal amount.

The basic and diluted net income attributable to shareholders earnings per common share in either year were not impacted.

Disclosure of reclassifications or changes in presentation [text block]
Changes in presentation from the prior year

Accounting policies have been applied consistently for all periods presented in these consolidated financial statements, except for the items mentioned below. In addition, certain prior-year amounts have been reclassified to conform to the current year presentation.

Change in Consolidated balance sheets presentation

Following the adoption of IFRS 15, the company has changed the presentation of certain amounts in the Consolidated balance sheets to reflect the terminology of IFRS 15. Further reference is made to the section New standards and interpretations of this note.

Change in Segment reporting

Due to the divestment and deconsolidation of businesses in 2017, Philips changed the way it allocates resources and analyzes its performance based on the revised segment structure. Accordingly, from 2018 onwards the operational reportable segments for the purpose of the disclosures required by IFRS 8 Operating Segments were Diagnosis & Treatment businesses, Connected Care & Health Informatics businesses and Personal Health businesses. Each being responsible for the management of its business worldwide. Additionally, HealthTech Other and Legacy Items were combined into Other. The new segment structure had no impact on the cash-generating units disclosed in Goodwill.

Consequential changes to comparative segment disclosures have been processed in Other assets, Receivables, and Provisions. The 2017 and 2016 segment results have been reclassified according to the revised reporting structure. Segment information can be found in Information by segment and main country.

Specific choices within IFRS [Text block]
Specific choices within IFRS

In certain instances IFRS allows alternative accounting treatments for measurement and/or disclosure. Philips has adopted one of the treatments as appropriate to the circumstances of the company. The most important of these alternative treatments are mentioned below.

Accounting policy for tangible and intangible fixed assets [Text block]
Tangible and intangible fixed assets

Under IFRS, an entity shall choose either the cost model or the revaluation model as its accounting model for tangible and intangible fixed assets. In this respect, items of property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. The useful lives and residual values are evaluated annually. Furthermore, the company chose to apply the cost model, meaning that costs relating to product development, the development and purchase of software for internal use and other intangible assets are capitalized and subsequently amortized over the estimated useful life. Further information on Tangible and Intangible fixed assets can be found in Property, plant and equipment and in Intangible assets excluding goodwill, respectively.

Description of accounting policy for employee benefits [text block]
Employee benefit accounting

IFRS does not specify how an entity should present its service costs related to pensions and net interest on the net defined-benefit liability (asset) in the Consolidated statements of income. With regards to these elements, the company presents service costs in Income from operations and the net interest expenses related to defined-benefit plans in Financial expense.

Furthermore, when accounting for the settlement of defined-benefit plans, the company made the accounting policy choice to adjust the amount of the plan assets transferred for the effect of the asset ceiling.

Further information on employee benefit accounting can be found in Post-employment benefits.

Employee benefit accounting

A defined-contribution plan is a post-employment benefit plan under which an entity pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined-contribution pension plans are recognized as an employee benefit expense in the Consolidated statements of income in the periods during which services are rendered by employees.

A defined-benefit plan is a post-employment benefit plan other than a defined-contribution plan. Plans for which the company has no legal or constructive obligation to pay further amounts, but to which it does pay non-fixed contributions, are also treated as a defined-benefit plan. The net pension asset or liability recognized in the Consolidated balance sheets in respect of defined-benefit post-employment plans is the fair value of plan assets less the present value of the projected defined-benefit obligation at the Consolidated balance sheets date. The defined-benefit obligation is calculated annually by qualified actuaries using the projected unit credit method. Recognized assets are limited to the present value of any reductions in future contributions or any future refunds. The net pension liability is presented as a long-term provision; no distinction is made for the short-term portion.

For the company’s major plans, a full discount rate curve of high-quality corporate bonds is used to determine the defined-benefit obligation. The curves are based on Willis Towers Watson’s rate methodology which uses data of corporate bonds rated AA or equivalent. For the other plans a single-point discount rate is used based on corporate bonds for which there is a deep market and on the plan’s maturity. Plans in countries without a deep corporate bond market use a discount rate based on the local sovereign curve and the plan’s maturity.

Pension costs in respect of defined-benefit post-employment plans primarily represent the increase of the actuarial present value of the obligation for post-employment benefits based on employee service during the year and the interest on the net recognized asset or liability in respect of employee service in previous years.

Remeasurements of the net defined-benefit asset or liability comprise actuarial gains and losses, the return on plan assets (excluding interest) and the effect of the asset ceiling (excluding interest). The company recognizes all remeasurements in Other comprehensive income.

The company recognizes gains and losses on the settlement of a defined-benefit plan when the settlement occurs. The gain or loss on settlement is the difference between the present value of the defined-benefit obligation being settled, as determined on the date of settlement, and the settlement price, including any plan assets transferred and any payments made directly by the company in connection with the settlement. In this respect, the amount of the plan assets transferred is adjusted for the effect of the asset ceiling. Past service costs arising from the introduction of a change to the benefit payable under a plan or a significant reduction of the number of employees covered by a plan (curtailment) are recognized in full in the Consolidated statements of income.

Further information on post-employment benefit accounting can be found in Post-employment benefits.

Short-term employee benefit obligations are measured on an undiscounted basis and are expensed as the related service is provided. The company recognizes a liability and an expense for bonuses and incentives based on a formula that takes into consideration the profit attributable to the company’s shareholders after certain adjustments.

The company’s net obligation in respect of long-term employee benefits is the amount of future benefit that employees have earned in return for their service in the current and prior periods, such as jubilee entitlements. That benefit is discounted to determine its present value. Remeasurements are recognized in the Consolidated statements of income in the period in which they arise.

Further information on other employee benefits can be found in Provisions in the Other provisions section.

Description of accounting policy for cash flows [text block]
Cash flow statements

Under IFRS, an entity shall report cash flows from operating activities using either the direct method (whereby major classes of gross cash receipts and gross cash payments are disclosed) or the indirect method (whereby profit or loss is adjusted for the effects of transactions of a non-cash nature, any deferrals or accruals of past or future operating cash receipts or payments, and items of income or expense associated with investing or financing cash flows). In this respect, the company chose to prepare the cash flow statements using the indirect method.

Furthermore, interest cash flows are presented in cash flows from operating activities rather than in cash flows from financing or investing activities, because they enter into the determination of profit or loss. The company chose to present dividends paid to shareholders of Koninklijke Philips N.V. as a component of cash flows from financing activities, rather than to present such dividends as cash flows from operating activities, which is an allowed alternative under IFRS.

Consolidated statements of cash flows can be found in Consolidated statements of cash flows.

Cash flow statements

Cash flows arising from transactions in a foreign currency are translated into the company’s functional currency using the exchange rate at the date of the cash flow. Cash flows from derivative instruments that are accounted for as cash flow hedges are classified in the same category as the cash flows from the hedged items. Cash flows from other derivative instruments are classified as investing cash flows.

Description of accounting policy for recognition of revenue [text block]
Revenue recognition

Revenue from the sale of goods in the normal course of business is recognized at a point in time when the performance obligation is satisfied and it is based on the amount of the transaction price that is allocated to the performance obligation. The transaction price is the amount of the consideration to which the company expects to be entitled in exchange for transferring the promised goods to the customer. The consideration expected by the company may include fixed and/or variable amounts which can be impacted by sales returns, trade discounts and volume rebates. The company adjusts the consideration for the time value of money for the contracts where no explicit interest rate is mentioned if the period between the transfer of the promised goods or services to the customer and payment by the customer exceeds six months. Revenue for the sale of goods is recognized when control of the asset is transferred to the buyer and only when it is highly probable that a significant reversal of revenue will not occur when uncertainties related to a variable consideration are resolved.

Transfer of control varies depending on the individual terms of the contract of sale. For consumer-type products in the segment of Personal Health, control is transferred when the product is shipped and delivered to the customer and title and risk have passed to the customer (depending on the delivery conditions) and acceptance of the product has been obtained. Examples of delivery conditions are ‘Free on Board point of delivery’ and ‘Costs, Insurance Paid point of delivery’, where the point of delivery may be the shipping warehouse or any other point of destination as agreed in the contract with the customer and where control is transferred to the customer.

Revenues from transactions relating to distinct goods or services are accounted for separately based on their relative stand-alone selling prices. The stand-alone selling price is defined as the price that would be charged for the goods or service in a separate transaction under similar conditions to similar customers (adjusted market assessment approach or expected costs plus margin approach), which within the company is mainly the Country Target Price (CTP). The transaction price determined (taking into account variable considerations) is allocated to performance obligations based on relative stand-alone selling prices. These transactions mainly occur in the segments Diagnosis & Treatment and Connected Care & Health Informatics and include arrangements that require subsequent installation and training activities in order to make distinct goods operable for the customer. As such, the related installation and training activities are part of equipment sales rather than separate performance obligations. Revenue is recognized when the performance obligation is satisfied, i.e. when the installation has been completed and the equipment is ready to be used by the customer in the way contractually agreed.

Revenues are recorded net of sales taxes. A variable consideration is recognized to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. Such assessment is performed on each reporting date to check whether it is constrained. For products for which a right of return exists during a defined period, revenue recognition is determined based on the historical pattern of actual returns, or in cases where such information is not available revenue recognition is postponed until the return period has lapsed. Return policies are typically based on customary return arrangements in local markets.

A provision is recognized for assurance-type product warranty at the time of revenue recognition and reflects the estimated costs of replacement and free-of-charge services that will be incurred by the company with respect to the products sold. For certain products, the customer has the option to purchase the warranty separately, which is considered a separate performance obligation on top of the assurance-type product warranty. For such warranties which provide distinct service, revenue recognition occurs on a straight-line basis over the extended warranty contract period.

In the case of loss under a sales agreement, the loss is recognized immediately.

Expenses incurred for shipping and handling of internal movements of goods are recorded as cost of sales. Shipping and handling related to sales to third parties are recorded as selling expenses. When shipping and handling are part of a project and billed to the customer, then the related expenses are recorded as cost of sales. Shipping and handling billed to customers are distinct and separate performance obligations and recognized as revenues. Expenses incurred for sales commissions that are considered incremental to the contracts are recognized immediately in the Consolidated statements of income as selling expenses as a practical expedient under IFRS 15.

Revenue from services is recognized over a period of time as the company transfers control of the services to the customer which is demonstrated by the customer simultaneously receiving and consuming the benefits provided by the company. The amount of revenues is measured by reference to the progress made towards complete satisfaction of the performance obligation, which in general is evenly over time. Service revenue related to repair and maintenance activities for goods sold is recognized ratably over the service period or as services are rendered.

Royalty income from brand license arrangements is recognized based on a right to access the license, which in practice means over the contract period based on a fixed amount or reliable estimate of sales made by a licensee.

Royalty income from intellectual property rights such as technology licenses or patents is recognized based on a right to use the license, which in practice means at a point in time based on the contractual terms and substance of the relevant agreement with a licensee. However, revenue related to intellectual property contracts with variable consideration where a constraint in the estimation is identified, is recognized over the contract period and is based on actual or reliably estimated sales made by a licensee.

The company receives payments from customers based on a billing schedule or credit period, as established in our contracts. Credit periods are determined based on standard terms, which vary according to local market conditions. Amounts posted in deferred revenue for which the goods or services have not yet been transferred to the customer and amounts that have either been received or are due, are presented as Contract liabilities in the Consolidated balance sheets.

Description of accounting policy for income tax [text block]
Income taxes

Income taxes comprise current and deferred tax. Income tax is recognized in the Consolidated statements of income except to the extent that it relates to items recognized directly within equity or in other comprehensive income. Current tax is the expected taxes payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Tax liabilities are recognized when it is considered probable that there will be a future outflow of funds to a taxing authority. In such cases, provision is made for the amount that is expected to be settled, where this can be reasonably estimated. This assessment relies on estimates and assumptions and may involve a series of judgments about future events. New information may become available that causes the company to change its judgment regarding the adequacy of existing tax liabilities. Such changes to tax liabilities will impact the income tax expense in the period during which such a determination is made.

Deferred tax assets and liabilities are recognized, using the Consolidated balance sheets method, for the expected tax consequences of temporary differences between the carrying amounts of assets and liabilities and the amounts used for taxation purposes. Deferred tax is not recognized for the following temporary differences: the initial recognition of goodwill; the initial recognition of assets and liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit; and differences relating to investments in subsidiaries, joint ventures and associates where the reversal of the respective temporary difference can be controlled by the company and it is probable that it will not reverse in the foreseeable future. Deferred taxes are measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity or on different taxable entities, but the company intends to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences to the extent that it is probable that there will be future taxable profits against which they can be utilized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the countries where the deferred tax assets originated and during the periods when the deferred tax assets become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Deferred tax liabilities for withholding taxes are recognized for subsidiaries in situations where the income is to be paid out as dividend in the foreseeable future and for undistributed earnings of unconsolidated companies to the extent that these withholding taxes are not expected to be refundable or deductible. Changes in tax rates and tax laws are reflected in the period when the change was enacted or substantively enacted by the reporting date.

Any subsequent adjustment to a tax asset or liability that originated in discontinued operations and for which no specific arrangements were made at the time of divestment, due to a change in the tax base or its measurement, is allocated to discontinued operations (i.e. backwards tracing). Examples are a tax rate change or change in retained assets or liabilities directly relating to the discontinued operation. Any subsequent change to the recognition of deferred tax assets is allocated to the component in which the taxable gain is or will be recognized. The above principles are applied to the extent the ‘discontinued operations’ are sufficiently separable from continuing operations.

Further information on income tax can be found in Income taxes.

Description of accounting policy for provisions [text block]
Provisions

Provisions are recognized if, as a result of a past event, the company has a present legal or constructive obligation, the amount can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax discount rate that reflects current market assessments of the time value of money. The increase in the provision due to passage of time is recognized as interest expense. The accounting and presentation for some of the company’s provisions is as follows:

  Product warranty – A provision for assurance-type product warranty is recognized when the underlying products or services are sold. The provision is based on historical warranty data and a weighing of possible outcomes against their associated probabilities.
  Environmental provisions – Measurement of liabilities associated with environmental obligations is based on current legal and constructive requirements. Liabilities and expected insurance recoveries, if any, are recorded separately. The carrying amount of environmental liabilities is regularly reviewed and adjusted for new facts and changes in law.
  Restructuring-related provisions – The provision for restructuring mainly relates to the estimated costs of initiated restructurings, the most significant of which have been approved by the Executive Committee, and which generally involve the realignment of certain parts of the industrial and commercial organization. When such restructurings require discontinuance and/or closure of lines of activities, the anticipated costs of closure or discontinuance are included in restructuring provisions. A liability is recognized for those costs only when the company has a detailed formal plan for the restructuring and has raised a valid expectation with those affected that it will carry out the restructuring by starting to implement that plan or announcing its main features to those affected by it. Before a provision is established, the company recognizes any impairment loss on the assets associated with the restructuring.
  Litigation provisions – In relation to legal claim provisions and settlements, the relevant balances are transferred to Other liabilities at the point when the amount and timing of cash outflows are no longer uncertain. Settlements which are agreed for amounts in excess of existing provisions are reflected as increases in Other liabilities.

Further information on provisions can be found in Provisions.

Description of accounting policy for goodwill [text block]
Goodwill

The measurement of goodwill at initial recognition is described in the Basis of consolidation note. Goodwill is subsequently measured at cost less accumulated impairment losses. Further information on goodwill can also be found in Goodwill.

Description of accounting policy for intangible assets other than goodwill [text block]
Intangible assets other than goodwill

Acquired finite-lived intangible assets are amortized using the straight-line method over their estimated useful life. The useful lives are evaluated annually. Intangible assets are initially capitalized at cost, with the exception of intangible assets acquired as part of a business combination, which are capitalized at their acquisition date fair value.

The company expenses all research costs as incurred. Expenditure on development activities, whereby research findings are applied to a plan or design for the production of new or substantially improved products and processes, is capitalized as an intangible asset if the product or process is technically and commercially feasible, the company has sufficient resources and the intention to complete development and can measure the attributable expenditure reliably.

The capitalized development expenditure comprises of all directly attributable costs (including the cost of materials and direct labor). Other development expenditures and expenditures on research activities are recognized in the Consolidated statements of income. Capitalized development expenditure is stated at cost less accumulated amortization and impairment losses. Amortization of capitalized development expenditure is charged to the Consolidated statements of income on a straight-line basis over the estimated useful lives of the intangible assets.

Further information on intangible assets other than goodwill can be found in Intangible assets excluding goodwill.

Description of accounting policy for non-current assets or disposal groups classified as held for sale and discontinued operations [text block]
Discontinued operations and non-current assets held for sale

Non-current assets and disposal groups comprising assets and liabilities that are expected to be recovered primarily through sale rather than through continuing use are classified as held for sale.

Non-current assets classified as held for sale and the assets of a disposal group classified as held for sale are presented separately from the other assets in the Consolidated balance sheets. The liabilities of a disposal group classified as held for sale are presented separately from other liabilities in the Consolidated balance sheets.

A discontinued operation is a component of an entity that has either been disposed of or is classified as held for sale, and represents a separate major line of business or geographical area of operations; or is a part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations; or is a subsidiary acquired exclusively with a view to sell.

If a discontinued operation is sold in stages as part of a single coordinated plan until it is completely sold, then the Investment in associate that is recognized upon sale of a portion that results in Philips having significant influence in the operation (rather than control) is continued to be treated as discontinued operation provided that the held for sale criteria are met.

Non-current assets held for sale and discontinued operations are carried at the lower of carrying amount or fair value less cost of disposal. Any gain or loss from disposal, together with the results of these operations until the date of disposal, is reported separately as discontinued operations. The financial information of discontinued operations is excluded from the respective captions in the Consolidated financial statements and related notes for all periods presented. Comparatives in the Consolidated balance sheets are not represented when a non-current asset or disposal group is classified as held for sale. Comparatives are represented for presentation of discontinued operations in the Consolidated statements of cash flows and Consolidated statements of income.

Adjustments in the current period to amounts previously presented in discontinued operations that are directly related to the disposal of a discontinued operation in a prior period, and for which no specific arrangements were made at the time of divestment, are classified separately in discontinued operations. Circumstances to which these adjustments may relate include resolution of uncertainties that arise from the terms of the disposal transaction, such as the resolution of purchase price adjustments and indemnifications, resolution of uncertainties that arise from and are directly related to the operations of the component before its disposal, such as environmental and assurance-type product warranty obligations retained by the company, and the settlement of employee benefit plan obligations provided that the settlement is directly related to the disposal transaction.

Further information on discontinued operations and non-current assets held for sale can be found in Discontinued operations and assets classified as held for sale.

Description of accounting policy for impairment of non-financial assets [text block]
Impairment of goodwill and intangible assets not yet ready for use

Goodwill and intangible assets not yet ready for use are not amortized but are tested for impairment annually and whenever impairment indicators require. In case of goodwill and intangible assets not yet ready for use, either internal or external sources of information are considered indicators that an asset or a CGU may be impaired. In most cases the company identified its cash-generating units for goodwill at one level below that of an operating segment. Cash flows at this level are substantially independent from other cash flows and this is the lowest level at which goodwill is monitored by the Executive Committee. An impairment loss is recognized in the Consolidated statements of income whenever and to the extent that the carrying amount of a cash-generating unit exceeds the unit’s recoverable amount, whichever is the greater, its value in use or its fair value less cost of disposal. Value in use is measured as the present value of future cash flows expected to be generated by the asset. Fair value less cost of disposal is measured as the amount obtained from the sale of an asset in an arm’s length transaction, less costs of disposal.

Further information on impairment of goodwill and intangible assets not yet ready for use can be found in Goodwill and Intangible assets excluding goodwill respectively.

Impairment of non-financial assets other than goodwill, intangible assets not yet ready for use, inventories and deferred tax assets

Non-financial assets other than goodwill, intangible assets not yet ready for use, inventories and deferred tax assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of an asset with the greater of its value in use and fair value less cost of disposal. Value in use is measured as the present value of future cash flows expected to be generated by the asset. Fair value less cost of disposal is measured as the amount obtained from a sale of an asset in an arm’s length transaction, less costs of disposal. If the carrying amount of an asset is deemed not recoverable, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the recoverable amount. The review for impairment is carried out at the level where cash flows occur that are independent of other cash flows.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if and to the extent that there has been a change in the estimates used to determine the recoverable amount. The loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized. Reversals of impairment are recognized in the Consolidated statements of income.

Description of accounting policy for impairment of financial assets [text block]
Impairment of financial assets

The company recognizes an allowance for expected credit losses (ECLs) for trade receivables, contract assets, lease receivables, debt investments carried at FVTOCI and amortized cost. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the company expects to receive, discounted at an approximation of the original effective interest rate.

ECLs are recognized in two stages. For credit risk exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12 months (12-month ECLs). The company considers a financial asset to be in default when the counterparty is unlikely to pay its credit obligations to the company in full or when the financial asset is past due. For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (lifetime ECLs). When determining whether the credit risk of a financial asset has increased significantly since initial recognition, the company considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on the company's historical experience and informed credit assessment and including forward-looking information, such as forecast economic conditions that affect the ability of the customers to settle the receivables.

For all trade receivables, contract assets and lease receivables, the company applies the IFRS 9 simplified approach to measuring ECLs, which uses the lifetime ECL allowance. To measure the ECLs on trade receivables and contract assets, the company takes into account credit-risk concentration, collective debt risk based on average historical losses, specific circumstances such as serious adverse economic conditions in a specific country or region, and other forward-looking information. Trade receivables, contract assets and lease receivables are written off when there is no reasonable expectation of recovery of the asset, for example because of bankruptcy or other forms of receivership.

Further information on financial assets can be found in Other financial assets.

Disclosure of basis of consolidation [text block]
Basis of consolidation

The Consolidated financial statements comprise the financial statements of Koninklijke Philips N.V. and all subsidiaries that the company controls, i.e. when it is exposed or has rights to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Generally, there is a presumption that a majority of voting rights results in control. To support this presumption and in cases where Philips has less than a majority of the voting or similar rights of an investee, Philips considers all relevant facts and circumstances in assessing whether it has power over an investee, including the contractual arrangement(s) with the other vote holders of the investee, rights arising from other contractual arrangements and the company’s voting rights and potential voting rights. Subsidiaries are fully consolidated from the date that control commences until the date that control ceases. All intercompany balances and transactions have been eliminated in the Consolidated financial statements. Unrealized losses are eliminated in the same way as unrealized gains, but only to the extent that there is no evidence of impairment.

Description of accounting policy for loss of control [Text block]
Loss of control

Upon loss of control, the company derecognizes the assets and liabilities of the subsidiary, any non-controlling interests and the other components of equity related to the subsidiary. Any surplus or deficit arising from the loss of control is recognized in the Consolidated statements of income. If the company retains any interest in the previous subsidiary, such interest is measured at fair value at the date the control is lost. Subsequently it is accounted for as either an equity-accounted investee (associate) or as a financial asset, depending on the level of influence retained. Further information on loss of control can be found in Discontinued operations and assets classified as held for sale.

Description of accounting policy for business combinations [text block]
Business combinations

Business combinations are accounted for using the acquisition method. Under the acquisition method, the identifiable assets acquired, liabilities assumed and any non-controlling interest in the acquiree are recognized at the acquisition date, which is the date on which control is transferred to the company.

The company measures goodwill at the acquisition date as:

  the fair value of the consideration transferred; plus
  the recognized amount of any non-controlling interest in the acquiree; plus if the business combination is achieved in stages, the fair value of the existing equity interest in the acquiree; less the net recognized amount (generally fair value) of the identifiable assets acquired and liabilities assumed.

Costs related to the acquisition, other than those associated with the issue of debt or equity securities, that the company incurs are expensed as incurred.

Any contingent consideration payable is recognized at fair value at the acquisition date and initially is presented in Long-term provisions. When the timing and amount of the consideration become more certain, it is reclassified to Accrued liabilities. If the contingent consideration that meets the definition of a financial instrument is classified as equity, it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes to the fair value of the contingent consideration are recognized in the Consolidated statements of income.

Non-controlling interests are measured on the basis of their proportionate share of the acquiree’s identifiable net assets at the date of acquisition.

Further information on business combinations can be found in Acquisitions and divestments.

Acquisitions of and adjustments to non-controlling interests [Text block]
Acquisitions of and adjustments to non-controlling interests

Acquisitions of non-controlling interests are accounted for as transactions with owners in their capacity as owners and therefore no goodwill is recognized. Adjustments to non-controlling interests arising from transactions that do not involve the loss of control are based on a proportionate amount of the net assets of the subsidiary.

Description of accounting policy for investment in associates [text block]
Investments in associates (equity-accounted investees)

Associates are all entities over which the company has significant influence, but no control. Significant influence is presumed with a shareholding of between 20% and 50% of the voting rights. Investments in associates are accounted for using the equity method of accounting and are initially recognized at cost. The carrying amount of an investment includes the carrying amount of goodwill identified on acquisition. An impairment loss on such investment is allocated to the investment as a whole.

The company’s share of the net income of these companies is included in Investments in associates, net of income taxes, in the Consolidated statements of income, after adjustments to align the accounting policies with those of the company, from the date that significant influence commences until the date that significant influence ceases. Dilution gains and losses arising from investments in associates are recognized in the Consolidated statements of income as part of Investments in associates, net of income taxes. When the company’s share of losses exceeds its interest in an associate, the carrying amount of that interest (including any long-term loans) is reduced to zero and recognition of further losses is discontinued except to the extent that the company has incurred legal or constructive obligations or made payments on behalf of the associate. Unrealized gains on transactions between the company and its associates are eliminated to the extent of the company’s interest in the associates. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Remeasurement differences of an equity stake resulting from gaining control over an investee that was previously recorded as an associate are recorded under Investments in associates.

Further information on investments in associates can be found in Interests in entities.

Description of accounting policy for foreign currency translation [text block]
Foreign currencies
Foreign currency transactions

The financial statements of all group entities are measured using the currency of the primary economic environment in which the entity operates (functional currency). The euro (EUR) is the functional currency of the company and the presentation currency of the Group financial statements. Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or the valuation in cases where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the Consolidated statements of income, except when deferred in Other comprehensive income as qualifying cash flow hedges and qualifying net investment hedges.

Foreign currency differences arising from translations are recognized in the Consolidated statements of income, except for equity investments measured at fair value through OCI which are recognized in Other comprehensive income. If there is an impairment which results in foreign currency differences being recognized, these differences are reclassified from Other comprehensive income to the Consolidated statements of income.

All exchange difference items are presented as part of Cost of sales, with the exception of tax items and financial income and expense, which are recognized in the same line item as they relate to in the Consolidated statements of income.

Non-monetary assets and liabilities denominated in foreign currencies that are measured at fair value are retranslated to the functional currency using the exchange rate at the date the fair value was determined. Non-monetary items in a foreign currency that are measured based on historical cost are translated using the exchange rate at the transaction date.

Foreign operations

The assets and liabilities of foreign operations, including goodwill and fair value adjustments arising on acquisition, are translated to euros at the exchange rates prevailing at the reporting date. The income and expenses of foreign operations are translated to euros at the exchange rates prevailing at the dates of the transactions.

Foreign currency differences arising upon translation of foreign operations into euros are recognized in Other comprehensive income, and presented as part of Currency translation differences in Equity. However, if the operation is a non-wholly-owned subsidiary, the relevant proportionate share of the translation difference is allocated to Non-controlling interests.

When a foreign operation is disposed of such that control, significant influence or joint control is lost, the cumulative amount in the Currency translation differences related to the foreign operation is reclassified to the Consolidated statements of income as part of the gain or loss on disposal. When the company disposes of only part of its interest in a subsidiary that includes a foreign operation while retaining control, the respective proportion of the cumulative amount is reattributed to Non-controlling interests. When the company disposes of only part of its investment in an associate or joint venture that includes a foreign operation while retaining significant influence or joint control, the relevant proportion of the cumulative amount is reclassified to the Consolidated statements of income.

Description of accounting policy for financial instruments [text block]
Financial instruments
Non-derivative financial assets
Recognition and initial measurement

Non-derivative financial assets are recognized when the company becomes a party to the contractual provisions of the instrument. Purchases and sales of financial assets in the normal course of business are accounted for at the trade date. Dividend and interest income are recognized when earned. Gains or losses, if any, are recorded in Financial income and expense. Non-derivative financial assets are derecognized when the rights to receive cash flows from the asset have expired or the company has transferred its rights to receive cash flows from the asset.

At initial recognition, the company measures a financial asset at its fair value plus, in the case of a financial asset not at FVTPL, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVTPL are expensed in the Consolidated statements of income.

Classification and subsequent measurement

The company classifies its non-derivative financial assets in the following measurement categories:

  those that are measured subsequently at fair value (either through OCI (FVTOCI) or profit or loss (FVTPL));
  those that are measured at amortized cost.

In assessing the classification, the company considers the business model for managing the financial assets and the contractual terms of the cash flows.

For assets measured at fair value, gains and losses will be recorded in either the Consolidated statements of income or in Other comprehensive income (OCI). For investments in equity instruments that are not held for trading, this will depend on whether the company has made an irrevocable election at the time of initial recognition to account for the equity investment at FVTOCI. For investments in these equity instruments, the company does not subsequently reclassify between FVTOCI and FVTPL. For debt investments, assets are reclassified between FVTOCI, FVTPL and amortized cost only when its business model for managing those assets changes.

Non-derivative financial assets comprise cash and cash equivalents, receivables and other financial assets.

Cash and cash equivalents

Cash and cash equivalents include all cash balances, certain money market funds and short-term highly liquid investments with an original maturity of three months or less that are readily convertible into known amounts of cash. Further information on cash and cash equivalents can be found in Cash flow statement supplementary information.

Receivables

Receivable balances that are held to collect are subsequently measured at amortized cost and are subject to impairment as explained in the impairment section of this note. Receivables that are held to collect and sell are subsequently measured at FVTOCI and are also subject to impairment. The company derecognizes receivables on entering into factoring transactions if the company has transferred substantially all risks and rewards or if the company does not retain control over those receivables. Further information on receivables can be found in Receivables.

Other (non-)current financial assets

Other (non-)current financial assets include both debt instruments and equity instruments.

Debt instruments include those subsequently carried at amortized cost, those carried at FVTPL and those carried at FVTOCI. Classification depends on the company’s business model for managing the asset and the cash flow characteristics of the asset.

Debt instruments that are held for collection of contractual cash flows, where those cash flows represent solely payments of principal and interest, are measured at amortized cost and are subject to impairment. Interest income from these financial assets is included in Financial income using the effective interest rate method. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

Debt instruments that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVTOCI and are subject to impairment. Movements in the carrying amounts are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses, which are recognized in the Consolidated statements of income. When the financial asset is derecognized, the cumulative gain or loss previously recognized in OCI is reclassified from equity to the Consolidated statements of income. Interest income from these financial assets is included in Financial income using the effective interest rate method.

Debt instruments that do not meet the criteria for amortized cost or FVTOCI are measured at FVTPL. A gain or loss on a debt investment that is subsequently measured at FVTPL is recognized in the Consolidated statements of income in the period in which it arises.

Equity investments are subsequently measured at fair value. Equity instruments that are held for trading are measured at FVTPL. For equity instruments that are not held for trading, the company makes an irrevocable election at the time of initial recognition whether to account for the equity investment at FVTPL or FVTOCI. Where management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to the Consolidated statements of income following the derecognition of the investment. Dividends from such investments continue to be recognized in the Consolidated statements of income when the company’s right to receive payments is established.

Further information on other (non-)current financial assets can be found in Other financial assets

Debt and other financial liabilities

Debt and other financial liabilities, excluding derivative financial liabilities and provisions, are initially measured at fair value and, in the case of debt and payables, net of directly attributable transaction costs. Debt and other financial liabilities are subsequently measured at amortized cost using the effective interest rate. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate.

Debt and other financial liabilities are derecognized when the obligation under the liability is discharged, cancelled or has expired.

Further information on debt and other financial liabilities can be found in Debt.

Derivative financial instruments, including hedge accounting

The company uses derivative financial instruments principally to manage its foreign currency risks and, to a more limited extent, interest rate and commodity price risks. All derivative financial instruments are accounted for at the trade date and classified as current or non-current assets or liabilities based on the maturity date or the early termination date. The company measures all derivative financial instruments at fair value that is derived from the market prices of the instruments, calculated on the basis of the present value of the estimated future cash flows based on observable interest yield curves, basis spread, credit spreads and foreign exchange rates, or derived from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the Consolidated statements of income, except for derivatives that are highly effective and qualify for cash flow or net investment hedge accounting.

Changes in the fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of the option contracts are deferred in the cash flow hedges reserve within equity. The deferred amounts are recognized in the Consolidated statements of income against the related hedged transaction when it occurs.

Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in OCI until the Consolidated statements of income are affected by the variability in cash flows of the designated hedged item. To the extent that the hedge is ineffective, changes in the fair value are recognized in the Consolidated statements of income.

The company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is established that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the company discontinues hedge accounting prospectively. When hedge accounting is discontinued because it is expected that a forecasted transaction will not occur, the company continues to carry the derivative on the Consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in the same line item as they relate to in the Consolidated statements of income.

Foreign currency differences arising upon retranslation of financial instruments designated as a hedge of a net investment in a foreign operation are recognized directly in the currency translation differences reserve through OCI, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the Consolidated statements of income.

Description of accounting policy for equity [Text block]
Equity

Common shares are classified as equity. Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity. Where the company purchases the company’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental transaction costs (net of income taxes), is deducted from equity attributable to the company’s equity holders until the shares are cancelled or reissued. Where such ordinary shares are subsequently reissued, any consideration received, net of any directly attributable incremental transaction costs and the related income tax effects, is included in equity attributable to the company’s equity holders.

Call options on own shares are treated as equity instruments.

Dividends are recognized as a liability in the period in which they are declared and approved by shareholders. The income tax consequences of dividends are recognized when a liability to pay the dividend is recognized.

Further information on equity can be found in Equity.

Description of accounting policy for offsetting of financial instruments [text block]
Offsetting and master netting agreements

The company presents financial assets and financial liabilities on a gross basis as separate line items in the Consolidated balance sheets.

Master netting agreements may be entered into when the company undertakes a number of financial instrument transactions with a single counterparty.

Such an agreement provides for a net settlement of all financial instruments covered by the agreement in the event of default or certain termination events associated with any of the transactions. A master netting agreement may create a right to offset that becomes enforceable and affects the realization or settlement of individual financial assets and financial liabilities only following a specified termination event. However, if this contractual right is subject to certain limitations then it does not necessarily provide a basis for offsetting, unless both of the offsetting criteria are met, i.e. there is a legally enforceable right and an intention to settle net or simultaneously.

Description of accounting policy for property, plant and equipment [text block]
Property, plant and equipment

The costs of property, plant and equipment comprise all directly attributable costs (including the cost of material and direct labor).

Depreciation is generally calculated using the straight-line method over the useful life of the asset. Gains and losses on the sale of property, plant and equipment are included in Other Business Income. Costs related to repair and maintenance activities are expensed in the period in which they are incurred unless leading to an extension of the original lifetime or capacity.

Plant and equipment under finance leases and leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. The gain realized on sale and operating leaseback transactions that are concluded based upon market conditions is recognized at the time of the sale in Other Business Income, in the Consolidated statements of income.

Further information on property, plant and equipment can be found in Property, plant and equipment.

Description of accounting policy for leases [text block]
Leases

The company determines whether an arrangement constitutes or contains a lease at inception, which is based on the substance of the arrangement at the inception of the lease. The arrangement constitutes or contains a lease if fulfillment is dependent on the use of a specific asset and the arrangement conveys a right to use the asset, even if that asset is not explicitly specified in the arrangement.

Leases in which the company is the lessee and has substantially all the risks and rewards of ownership are classified as finance leases. Finance leases are capitalized at the commencement of the lease at the lower of the fair value of the leased assets or the present value of the minimum lease payments. Each lease payment is allocated between the liability and finance charges. The interest element of the finance cost is charged to the Consolidated statements of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The corresponding rental obligations, net of finance charges, are included in other short-term and other non-current liabilities.

Leases in which the company is the lessee and in which substantially all risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor) are recognized in the Consolidated statements of income on a straight-line basis over the term of the lease.

Description of accounting policy for measuring inventories [text block]
Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, taking into account the stage of completion and the normal capacity of production facilities. Costs of idle facility and abnormal waste are expensed. The cost of inventories is determined using the first-in, first-out (FIFO) method. Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on sales in the recent past and/or expected future demand.

Further information on inventories can be found in Inventories.

Description of accounting policy for share-based payment transactions [text block]
Share-based payment
Equity-settled transactions

The cost of equity-settled transactions is determined by the fair value at the date when the grant is made using an appropriate valuation model, further details of which are given in Share-based compensation.

The grant-date fair value of equity-settled share-based payment awards granted to employees is recognized as personnel expense, with a corresponding increase in equity, over the vesting period of the award. The cumulative expense recognized for equity-settled transactions at each reporting date until the vesting date reflects the extent to which the vesting period has expired and the company’s best estimate of the number of equity instruments that will ultimately vest. The expense or credit in the statement of profit or loss for a period represents the movement in cumulative expense recognized at the beginning and end of that period.

Service and non-market performance conditions are not taken into account when determining the grant-date fair value of awards, but the likelihood of the conditions being met is assessed as part of the company’s best estimate of the number of equity instruments that will ultimately vest. Market performance conditions are reflected within the grant-date fair value. No expense is recognized for awards that do not ultimately vest because non-market performance and/or service conditions have not been met.

When an award is cancelled by the entity or by the counterparty, any remaining element of the fair value of the award is expensed immediately through profit or loss. The dilutive effect of outstanding options and shares is reflected as additional share dilution in the computation of diluted earnings per share (further details are given in Earnings per share).

Description of accounting policy for finance income and costs [text block]
Financial income and expenses

Financial income comprises interest income on funds invested (including financial assets), dividend income, net gains on the disposal of financial assets, net fair value gains on financial assets at fair value through profit or loss, net gains on the remeasurement to fair value of any pre-existing interest in an acquiree, and net gains on foreign exchange impacts that are recognized in the Consolidated statements of income.

Interest income is recognized on an accrual basis in the Consolidated statements of income, using the effective interest method. Dividend income is recognized in the Consolidated statements of income on the date that the company’s right to receive payment is established, which in the case of quoted securities is normally the ex-dividend date.

Financial expenses comprise interest expenses on borrowings, unwinding of the discount on provisions and contingent consideration, losses on disposal of financial assets, net fair value losses on financial assets at fair value through profit or loss, impairment losses recognized on financial assets (other than trade receivables), net interest expenses related to defined-benefit plans and net losses on foreign exchange impacts that are recognized in the Consolidated statements of income.

Further information on financial income and expenses can be found in Financial income and expenses.

Description of accounting policy for government grants [text block]
Government grants

Grants from governments are recognized at their fair value where there is a reasonable assurance that the grant will be received and the company will comply with all attached conditions. Government grants relating to costs are deferred and recognized in the Consolidated statements of income as a reduction of the related costs over the period necessary to match them with the costs that they are intended to compensate. Grants related to assets are deducted from the cost of the asset and presented net in the Consolidated balance sheets.

Description of accounting policy for financial guarantees [text block]
Financial guarantees

The company recognizes a liability at the fair value of the obligation at the inception of a financial guarantee contract if it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation. The guarantee is subsequently measured at the higher of the best estimate of the obligation or the amount initially recognized less, when appropriate, cumulative amortization.

Description of accounting policy for segment reporting [text block]
Segment information

Operating segments are components of the company’s business activities about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the Executive Committee of the company). The Executive Committee decides how to allocate resources and assesses performance. Reportable segments comprise the operating segments Diagnosis & Treatment businesses, Connected Care & Health Informatics businesses, Personal Health businesses and Other. Segment accounting policies are the same as the accounting policies applied by the company.

Description of accounting policy for earnings per share [text block]
Earnings per Share

The company presents basic and diluted earnings per share (EPS) data for its common shares. Basic EPS is calculated by dividing the Net income (loss) attributable to shareholders by the weighted average number of common shares outstanding during the period, adjusted for own shares held. Diluted EPS is determined by adjusting the Net income (loss) attributable to shareholders and the weighted average number of common shares outstanding during the period, adjusted for own shares held, for the effects of all dilutive potential common shares, which comprises forward purchase contracts, restricted shares, performance shares and share options granted to employees.

Further information on earnings per share can be found in Earnings per share.

Disclosure of first-time adoption [text block]
New standards and interpretations
IFRS accounting standards adopted as from 2018

The company applies, for the first time, IFRS 15 Revenue from Contracts with Customers and IFRS 9 Financial instruments. The impact of the adoption of these new standards is disclosed below. Other amendments and interpretations applied for the first time in 2018, but did not have a material impact on the consolidated financial statements of the company.

Impact on the financial statements

As explained below, IFRS 15 was adopted using the modified retrospective approach and IFRS 9 was adopted retrospectively with the exception of certain aspects of hedge accounting. As a result, for IFRS 15 the reclassifications and adjustments arising from the changes in the company’s accounting policies are not reflected in a restated Consolidated balance sheets as at December 31, 2017, but are recognized in the opening Consolidated balance sheets on January 1, 2018. For IFRS 9, the company has taken an exemption not to restate comparative information for prior periods with respect to classification and measurement requirements. Accordingly, the information presented for 2017 does not generally reflect the requirements of IFRS 9 but rather those of IAS 39.

The following tables show the adjustments recognized for each individual Consolidated balance sheets caption. Consolidated balance sheets captions that were not affected by the changes have not been included. The adjustments, by standard, are explained in more detail below.

Balance sheet presentation impact of IFRS 15 adoption

in millions of EUR

Balance sheet captions	December 31, 2017	Presentation change [1]	January 1, 2018 [2]
Other non-current liabilities	474	(249)	226
Non-current contract liabilities		249	249
Accrued liabilities	2,319	(791)	1,528
Other current liabilities	1,126	(372)	754
Current contract liabilities		1,163	1,163
[1] The amounts in relation to the IFRS 15 presentation change have been reclassified to conform to the 31 December 2018 Consolidated balance sheets classification.
[2] Opening balance sheet after IFRS 15 presentation change.

Balance sheet impact of IFRS 9 and IFRS 15 adoption

in millions of EUR

Balance sheet captions	January 1, 2018 [1]	IFRS 15	IFRS 9	January 1, 2018
Current receivables	3,909	1		3,911
Income tax receivable	109	1		110
Other current assets	392	(75)		317
Investments in associates	142	7		149
Deferred tax assets	1,598	(5)		1,593
Current contract liabilities	1,163	(13)		1,150
Non-current contract liabilities	249	(12)		237
Deferred tax liabilities	33	(15)		18
Shareholders' equity	11,999	(29)		11,970
[1] Opening balance sheet after IFRS 15 presentation change, before other IFRS 15 and IFRS 9 adjustments.

The impact on Retained earnings is as follows:

Retained earnings impact of IFRS 9 and IFRS 15 adoption

in millions of EUR

Retained earnings as of December 31, 2017	8,596
IFRS 15 adjustments
Cost of obtaining a contract
Capitalized costs of obtaining a contract	(75)
Deferred tax liability	15
Deferred tax asset	2
Income tax receivable	1
Royalty income
Royalty income - deferred revenue	25
Deferred tax assets	(7)
Current receivables	1
Income tax receivable	1
Investment in associates
Investments in associates	7
IFRS 9 adjustments
Transfer from financial assets fair value through OCI reserve	4
Opening balance Retained earnings as of January 1, 2018	8,571

The above adjustments are based on the company’s finalized assessments, which do not materially differ from the amounts disclosed in the Annual Report 2017.

IFRS 9 Financial Instruments - impact of adoption

IFRS 9 Financial Instruments brings together the classification and measurement, impairment and hedge accounting phases of the IASB’s project to replace IAS 39 Financial Instruments: Recognition and Measurement. With the exception of certain aspects of hedge accounting, which the company applied prospectively, the company has applied IFRS 9 retrospectively, with the initial application date of January 1, 2018, and with the practical expedients permitted under the standard. In accordance with the transitional provisions included in IFRS 9, comparatives have not been restated.

As a result of the adoption of IFRS 9, certain financial assets amounting to EUR 77 million were reclassified from measurement at fair value through other comprehensive income (FVTOCI) to fair value through profit or loss (FVTPL). The related fair value gains of EUR 4 million were transferred from the fair value through OCI reserve to retained earnings as per January 1, 2018. In addition, EUR 47 million of factored trade receivables were transferred from measurement at amortized cost to measurement at FVTOCI. The adoption of IFRS 9 did not result in any further material impact on the Consolidated balance sheets, Consolidated statements of income, Consolidated statements of comprehensive income or the basic and diluted EPS. The effect of the adoption of IFRS 9 on the Consolidated balance sheets and retained earnings is disclosed above.

Classification and measurement

As per January 1, 2018, the company assessed which business models apply to the financial assets held by the company and has classified its financial instruments into the appropriate IFRS 9 categories. The main effects resulting from this reclassification on the company’s other non-current financial assets are as follows:

Impact of IFRS 9 on other non-current financial assets

in millions of EUR

Other non-current financial assets	FVTOCI [1]	Amortized cost [2]	Held-to-maturity investments	FVTPL	Total
Closing balance as of December 31, 2017 - IAS 39	446	114	1	27	587
Reclassify investments from available-for-sale to FVTPL	(77)			77
Reclassify held-to-maturity investments to amortized cost		1	(1)
Opening balance as of January 1, 2018 - IFRS 9	369	114		104	587
[1] Previously reported as available-for-sale financial assets
[2] Previously reported as loans and receivables.

Certain investments previously accounted for as available-for-sale financial assets (FVTOCI) do not meet the IFRS 9 criteria for classification at FVTOCI or amortized cost, because their cash flows do not represent solely payments of principal and interest, and are therefore measured at FVTPL under IFRS 9. Related fair value gains of EUR 4 million were transferred from the fair value through OCI reserve to retained earnings on January 1, 2018. During 2018, net fair value losses of EUR 3 million relating to these investments were recognized in the Consolidated statements of income.

The investments previously accounted for as held-to-maturity financial assets continue to be measured at amortized cost under IFRS 9.

In addition to the impact on the classification of Other non-current financial assets, IFRS 9 impacted the classification of certain trade receivables which are part of Current receivables. The business model for factored trade receivables, amounting to EUR 47 million, is to collect and sell, and hence under IFRS 9 these financial assets were reclassified from assets measured at amortized cost to assets measured at FVTOCI.

Hedge accounting

The company completed updates to its internal documentation and monitoring processes and concluded that all existing hedge relationships previously designated as effective hedging relationships continued to qualify for hedge accounting under IFRS 9. The impact of changes in fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of the option contracts, which under IFRS 9 are deferred in the cash flow hedges reserve within equity, is not material. As at December 31, 2018, a loss of EUR 6 million was included in the cash flow hedges reserve in relation to these changes in fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of the option contracts.

Impairment of financial assets

The company revised its impairment methodology under IFRS 9 for each of its classes of assets that are subject to the IFRS 9 expected credit loss model.

Trade receivables, contract assets and lease receivables

The company applies the IFRS 9 simplified approach in measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables, contract assets and lease receivables. The company did not identify a material increase in the loss allowance for trade receivables, contract assets and lease receivables as a result of the adoption.

Debt investments

All of the company’s other debt investments at amortized cost and FVTOCI are considered to have low credit risk, and the loss allowance recognized during the period was therefore limited to 12 months expected losses. The company considers ‘low credit risk’ for listed bonds to be an investment-grade credit rating with at least one major rating agency. Other instruments are considered to be low credit risk when they have a low risk of default and the issuer has a strong capacity to meet its contractual cash flow obligations in the near term. The restatement of the loss allowance for debt investments at amortized cost and FVTOCI on transition to IFRS 9 as a result of applying the expected credit risk model was immaterial.

While Cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

IFRS 15 Revenue from Contracts with Customers - impact of adoption

The company has adopted IFRS 15 Revenue from Contracts with Customers from January 1, 2018, using the modified retrospective approach and has adjusted the cumulative impact of adoption in opening retained earnings as of January 1, 2018. Accordingly, comparatives have not been restated. The standard has only been applied to contracts that were not completed by January 1, 2018. The effect of adoption of IFRS 15 on the Consolidated balance sheets and retained earnings is disclosed above.

During 2018, EUR 18,121 million of revenues were recognized under IFRS 15. If IAS 18 had been applied during this period, revenues would have amounted to EUR 18,070 million. The difference relates to the timing of revenue recognition on IP Royalties, as explained below. The impact of the accounting on the costs of obtaining a contract, as also explained below, did not materially affect 2018 results under IFRS 15 compared to IAS 18.

Costs of obtaining a contract

Under IFRS 15, the incremental costs of obtaining a contract with a customer are recognized as an asset if the entity expects to recover them. The company identified that certain sales commissions paid to third parties and internal employees that are typical of transactions in the segments Diagnosis & Treatment and Connected Care & Health Informatics qualify as incremental costs of obtaining a contract. These costs were mostly paid and capitalized as prepayment upon issuance of sales orders and recognition of revenue related to the sale of goods or rendering of services. Such costs were commonly expensed in line with the revenue recognition pattern of the related goods or services. Due to these sales commissions being largely amortized within a year, the company decided to adopt the practical expedient of expensing sales commissions when incurred.

An impact of EUR 75 million was recorded as a retained earnings decrease in equity originating from the asset derecognition upon transition, and a net deferred tax benefit of EUR 17 million was recorded through retained earnings as a consequence. The net impact in equity was EUR 57 million.

Royalty income

In prior years, the company recognized revenue from intellectual property (IP) royalties, which is normally generated based on a percentage of sales or a fixed amount per product sold, on an accrual basis based on actual or reliably estimated sales made by the licensees. Revenue generated from an agreement with lump-sum consideration was recognized over time based on the contractual terms and substance of the relevant agreement with a licensee. In 2018, under IFRS 15, revenues from the licensing of intellectual property were recognized based on a right to access the intellectual property or a right to use the intellectual property. Under the first option, revenue is recognized over time while under the second option revenue is recognized at a point in time. As a result, this had an impact on revenues originating from the company’s IP royalties with lump-sum considerations that are right-to-use licenses since under IFRS 15 such revenues are recognized in the Consolidated statements of income at an earlier point in time rather than over time, as under the previous methodology.

As a result, an amount of EUR 25 million of deferred revenue was recorded as an increase in retained earnings upon transition. Additionally, IP royalties related to an associate had a similar accounting impact; hence an amount of EUR 7 million was recorded as an increase in retained earnings upon transition. A total deferred tax asset of EUR 7 million was released as a consequence. The net impact in equity was EUR 27 million.

Presentation

The company has changed the presentation of certain amounts in the Consolidated balance sheets to reflect the terminology of IFRS 15. Contract liabilities are presented separately on the Consolidated balance sheets for its current and non-current portion and represent amounts posted in deferred revenue for which the goods or services have not yet been transferred to the customer and amounts have either been received or are due. They were part of Accrued liabilities and Other non-current liabilities as of December 31, 2017.

IFRS accounting standards to be adopted from 2019 onwards

A number of new standards, amendments to existing standards, and interpretations have been published and are mandatory for the company beginning on or after January 1, 2019, or later periods, and the company has not early-adopted them. Those which may be the most relevant to the company are set out below. Changes to other standards, arising from amendments, interpretations and the annual improvement cycles, are not expected to have a material impact on the company’s financial statements.

IFRS 16 Leases

IFRS 16 was issued in January 2016 and is endorsed by the EU. It will supersede IAS 17 Leases and a number of lease-related interpretations and will result in almost all leases being recognized on the Consolidated balance sheets, as the distinction between operating and finance leases is removed for lessees. Under the new standard, both an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. The only exceptions are short-term and low-value leases. The accounting for lessors will not change significantly for the company.

As at the reporting date, the company has identified non-cancellable operating lease commitments of approximately EUR 870 million (undiscounted) which are relevant for IFRS 16 adoption. The company expects to recognize right-of-use assets of approximately EUR 760 million from the identified operating lease commitments, a discounted lease liability of approximately EUR 800 million and deferred tax assets of approximately EUR 5 million on January 1, 2019. In addition, the existing finance lease assets and liabilities determined as per IAS 17 with a carrying value of approximately EUR 330 million each as at December 31, 2018 will be reclassified and added to the right-of-use asset and lease liability determined as per IFRS 16 on January 1, 2019.

If the lease portfolio and other parameters remain similar during the year 2019 compared to the status per January 1, 2019, then the impact of IFRS 16 on Income from operations is not expected to be material as the increase in depreciation and financial expense would be largely offset by the decrease in operating lease expense. Similarly, in 2019 operating cash flows are expected to increase and financing cash flows decrease by approximately EUR 150 million as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities, while previously the operating lease payments were classified as cash flows from operating activities.

The company will adopt the standard as of January 1, 2019. Philips will apply the modified retrospective approach. Therefore, the cumulative effect of adopting IFRS 16 of approximately EUR 35 million will be recognized as an adjustment to the opening balance of retained earnings on January 1, 2019, with no restatement of comparative information. The company will elect to apply the standard to contracts that were previously identified as leases applying IAS 17 and IFRIC 4. The company will therefore not apply the new standard to contracts that were not previously identified as containing a lease applying IAS 17 and IFRIC 4. The company will elect to use the exemptions proposed by the standard on lease contracts for which the lease terms ends within 12 months as of the date of initial application and lease contracts for which the underlying asset is of low value. The company will rely on its assessment of whether leases are onerous applying IAS 37 Provisions, Contingent Liabilities and Contingent Assets and accordingly adjust its right-of-use asset.